                                                                    EXHIBIT 99.2



          Unaudited Pro Forma Condensed Combining Financial Information

     The unaudited pro forma condensed combining financial information for ProBusiness set forth below gives effect to the acquisition of Conduit on a pooling of interests basis as if it had occurred at the beginning of each period presented. The unaudited pro forma condensed combining balance sheet combines ProBusiness' historical balance sheet as of March 31, 1999 with Conduit's consolidated balance sheet as of March 31, 1999, giving effect to the acquisition as if it had occurred on March 31, 1999. The historical financial information of ProBusiness as set forth below should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and ProBusiness' Annual Report on Form 10-K for the years ended June 30, 1998 and 1997 and the Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 1999 and 1998. The historical financial information of Conduit as set forth below should be read in conjunction with the audited consolidated balance sheets of Clemco, Inc. and subsidiary as of December 31, 1998 and 1997 and the related consolidated statements of operations, shareholders' deficit and cash flows for each of the years in the three-year period ended December 31, 1998 included elsewhere herein and should be read in conjunction with such financial statements and the notes thereto. Conduit's historical financial information has been recast in conformity with ProBusiness' June 30 fiscal year end and do not include any adjustments resulting from the merger. The pro forma information is not necessarily indicative of the combined operating results or financial position that would have occurred had the merger transaction been consummated at the beginning of the periods presented, nor is it necessarily indicative of future combined operating results or financial position.

UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE SHEET AS OF MARCH 31, 1999
                        (IN THOUSANDS)


                                                                                   March 31, 1999
                                            -------------------------------------------------------------------------------------
                                                                                            Pro forma
                                                                                             business
                                                                                           combination
                                                  ProBusiness              Conduit          adjustments              Pro forma
                                              --------------------    ------------------    ----------------    ------------------
                    Assets

Current Assets:
  Cash and cash equivalents                          $  80,969               $ 1,796                                 $  82,765
  Accounts receivable, net of allowance                  3,328                    95                                     3,423
  Prepaid expenses and other current assets              3,725                   671                                     4,396

                                              --------------------    ------------------    ----------------    ------------------
                                                        88,022                 2,562                   -                90,584

  Payroll tax funds invested                           648,902                     -                                   648,902
                                              --------------------    ------------------    ----------------    ------------------
      Total current assets                             736,924                 2,562                   -               739,486

  Equipment, furniture and fixtures, net                23,889                   637                                    24,526
  Other assets                                          14,053                    74                                    14,127
                                              --------------------    ------------------    ----------------    ------------------
      Total assets                                   $ 774,866               $ 3,273             $     -             $ 778,139
                                              --------------------    ------------------    ----------------    ------------------
                                              --------------------    ------------------    ----------------    ------------------


     Liabilities and Stockholders' Equity

Current Liabilities:
  Accounts payable, accrued liabilities,
    current portion of capital lease
    obligations and deferred revenue                 $  20,756               $ 1,014             $ 6,851 (a)         $  28,621
  Payroll tax funds collected but unremitted           648,902                     -                                   648,902
                                              --------------------    ------------------    ----------------    ------------------
           Total current liabilities                   669,658                 1,014               6,851               677,523

Capital lease obligations, less current
  portion                                                  897                    52                                       949
Stockholders' equity                                   104,311                 2,207              (6,851)(a)            99,667
                                              --------------------    ------------------    ----------------    ------------------
   Total liabilities and stockholders' equity        $ 774,866               $ 3,273             $     -             $ 778,139
                                              --------------------    ------------------    ----------------    ------------------
                                              --------------------    ------------------    ----------------    ------------------



See accompanying notes to unaudited pro forma condensed combining financial information.

                               UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENTS OF OPERATIONS
                                      FOR THE NINE MONTHS ENDED MARCH 31,1999 AND 1998
                                           (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                         Nine Months Ended March 31, 1999                   Nine Months Ended March 31, 1998
                                      ----------------------------------------          ----------------------------------------
                                                                    PRO FORMA                                         PRO FORMA
                                       ProBusiness      Conduit      COMBINED            ProBusiness      Conduit     COMBINED
                                      -------------  -----------  ------------          -------------  -----------  ------------
Revenue                                 $ 50,126      $  1,261      $ 51,387              $ 33,163      $  1,152      $ 34,315

Operating expenses:
 Cost of providing services               25,057         1,150        26,207                17,215           797        18,012
 General and administrative                7,464           429         7,893                 5,061           410         5,471
 Research and development                  4,298         2,301         6,599                 3,343           889         4,232
 Client acquisition costs                 20,625           911        21,536                13,639           610        14,249
                                      -------------  -----------  ------------          -------------  -----------  ------------
Total operating expenses                  57,444         4,791        62,235                39,258         2,706        41,964
                                      -------------  -----------  ------------          -------------  -----------  ------------

Loss from operations                      (7,318)       (3,530)      (10,848)               (6,095)       (1,554)       (7,649)
Interest expense                            (718)          (56)         (774)                 (461)          (54)         (515)
Other income                               2,308             -         2,308                   502             -           502
                                      -------------  -----------  ------------          -------------  -----------  ------------
Net loss                                $ (5,728)     $ (3,586)     $ (9,314)             $ (6,054)     $ (1,608)     $ (7,662)
                                      -------------  -----------  ------------          -------------  -----------  ------------
                                      -------------  -----------  ------------          -------------  -----------  ------------

Basic and diluted net loss per share    $  (0.29)     $  (2.05)     $  (0.44)             $  (0.40)     $  (1.43)     $  (0.47)
                                      -------------  -----------  ------------          -------------  -----------  ------------
                                      -------------  -----------  ------------          -------------  -----------  ------------

Shares used in computing basic and
  diluted net loss per share              19,558         1,749        21,307                 15,298        1,122        16,420
                                      -------------  -----------  ------------          -------------  -----------  ------------
                                      -------------  -----------  ------------          -------------  -----------  ------------


See accompanying notes to unaudited pro forma condensed combining financial information.


                               UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENTS OF OPERATIONS
                                          FOR THE YEARS ENDED JUNE 30, 1998 AND 1997
                                           (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                           Year ended June 30, 19998                              Year ended June 30, 1997
                                      ----------------------------------------          ----------------------------------------
                                                                    PRO FORMA                                         PRO FORMA
                                       ProBusiness      Conduit      COMBINED            ProBusiness      Conduit     COMBINED
                                      -------------  -----------  ------------          -------------  -----------  ------------
Revenue                                 $ 46,317       $ 1,450      $ 47,767              $ 27,374       $ 2,006      $ 29,380

Operating expenses:
  Cost of providing services              23,859         1,076        24,935                13,659         1,433        15,092
  General and administrative               6,727           572         7,299                 4,282           543         4,825
  Research and development                 4,585         1,323         5,908                 2,841         1,000         3,841
  Client acquisition costs                17,858           913        18,771                11,706           537        12,243
                                      -------------  -----------  ------------          -------------  -----------  ------------
Total operating expenses                  53,029         3,884        56,913                32,488         3,513        36,001
                                      -------------  -----------  ------------          -------------  -----------  ------------

Loss from operations                      (6,712)       (2,434)       (9,146)               (5,114)       (1,507)       (6,621)
Interest expense                            (557)          (51)         (608)               (1,190)          (17)       (1,207)
Other income                                 752             -           752                    59             -            59
                                      -------------  -----------  ------------          -------------  -----------  ------------
Net loss                                $ (6,517)     $ (2,485)     $ (9,002)             $ (6,245)      $ (1,524)    $ (7,769)
                                      -------------  -----------  ------------          -------------  -----------  ------------
                                      -------------  -----------  ------------          -------------  -----------  ------------

Basic and diluted net loss per share    $  (0.41)     $  (2.13)     $  (0.53)             $  (0.59)      $  (2.66)    $  (0.70)
                                      -------------  -----------  ------------          -------------  -----------  ------------
                                      -------------  -----------  ------------          -------------  -----------  ------------

Shares used in computing basic and
  diluted net loss per share              15,722         1,168        16,890                10,533             574      11,107
                                      -------------  -----------  ------------          -------------  -----------  ------------
                                      -------------  -----------  ------------          -------------  -----------  ------------


See accompanying notes to unaudited pro forma condensed combining financial information.

          NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL
                                  INFORMATION

     The adjustments to the unaudited pro forma condensed combining balance sheet give effect to the assumed issuance of approximately 1.7 million shares of ProBusiness common stock and an anticipated charge for merger related expenses totaling approximately $6.9 million. Such merger related expenses include investment advisory fees, regulatory filing costs, legal and accounting expenses, employee transition expenses, general and administrative expenses, and other transaction costs. The unaudited pro forma condensed combining financial statements do not include adjustments to conform the accounting policies of Conduit to those followed by Pro Business nor do they include merger related adjustments for redundant capacity and assets. The nature and extent of such adjustments will be based upon further study and analysis. The unaudited pro forma condensed combining statements of operations do not reflect these non-recurring charges, which ProBusiness anticipates will be recorded during the quarter in which the merger is consummated.

     ProBusiness issued approximately 1.7 million shares of its common stock to Conduit Parent's stockholders in exchange for all of the outstanding capital stock of Conduit Parent, and all outstanding options and warrants to purchase Conduit Parent's capital stock were converted into options and warrants to purchase approximately 83,000 shares of ProBusiness common stock. The merger was accounted for under the pooling of interests method of accounting.

     The pro forma combined per share amounts in the unaudited pro forma condensed combining statements of operations are based upon the historical weighted average number of shares of common stock of ProBusiness outstanding during each period presented. In addition, the shares of ProBusiness common stock to be issued in connection with the merger, based on the equivalent weighted average shares of Conduit outstanding during each period presented, are treated as outstanding during each such period.

     Certain financial statement balances of Conduit have been reclassified to conform with the ProBusiness financial statement presentation.

     The adjustment to the unaudited pro forma condensed combining balance sheet is as follows:
     (a) To record accrual for anticipated merger related expenses and transaction costs.